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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2014

METABOLIX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33133	04-3158289
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

21 Erie Street, Cambridge, Massachusetts 02139
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (617) 583-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        Metabolix, Inc. (the "Company") intends to file a "shelf" registration statement on Form S-3 with the Securities and Exchange Commission (the "Registration Statement") in order to replace the Company's Form S-3 Registration Statement expiring in May 2014.

        The Company is herein providing updated audited consolidated balance sheets as of December 31, 2012 and 2011 and the related consolidated statements of operations, comprehensive income (loss), stockholders' equity and cash flows for each of the three years in the period ended December 31, 2012 (collectively, the "Updated Financial Statements") for purposes of incorporation by reference into the Registration Statement. The Updated Financial Statements include an update to Note 1 thereto and an updated "Report of Independent Registered Public Accounting Firm" relating thereto. No other changes or modifications have been made to the audited consolidated financial statements previously filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2012.

Item 9.01.    Financial Statements and Exhibits.

  23.1
  Consent of PricewaterhouseCoopers LLP

  99.1
  Metabolix, Inc. Updated Financial Statements

2

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABOLIX, INC.
Date: January 16, 2014	By:	/s/ JOSEPH D. HILL
Name: Joseph D. Hill Title: Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Metabolix, Inc. Updated Financial Statements

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX